Exhibit 10.63

SELLAS LIFE SCIENCES GROUP LTD

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

The Participant has been granted the number of Restricted Stock Units set forth below (the “RSUs”) pursuant to the SELLAS Life Sciences Group Ltd Stock Incentive Plan #1 (the “Plan”), as follows:

Participant:

Date of Grant:

Number of Restricted Stock Units:

Vested Stock:	Subject to the satisfaction of the Vesting Criteria set forth below, the RSUs shall become vested and the Shares shall be issued to Participant in accordance with the terms of the Plan, the Award Agreement, and this Notice of Grant. The two Vesting Criterion that must be satisfied are (i) the Service Criterion and (ii) the Liquidity Event Criterion.

1. Service Criterion

Vested Percentage
	[Date]	[%]
	[Date]	[%]
	[Date]	[%]

In the event of a Change in Control, the Service Criterion shall be accelerated and deemed to be fully satisfied on the effective date of the Change in Control or an earlier date set by the Board.

In the event that Participant’s Service is terminated (i) by the Company not for Cause or in conjunction with a reduction in force, or (ii) due to Participant’s death or Disability, the Service Criterion shall be accelerated and deemed to be fully satisfied on the effective date of termination of Service.

In the event that Participant’s Service is terminated (i) by the Company for Cause, or (ii) voluntarily by Participant (other than due to Participant’s death or Disability), any portion of the RSU that is not vested as of such date of termination shall automatically expire in accordance with the Award Agreement.

2.      Liquidity Event

This Vesting Criterion will be satisfied upon the first of the following events to occur:

a. Change of Control. The vested RSU shares shall be issued to the Participant concurrent with the effective date of the Change of Control. In this case, the Participant will have the same rights concerning the Shares as any other Company shareholder on the effective date of the Change of Control.

b. Qualified Initial Placement Offer. In the event of a qualified initial placement offer, the vested RSU shares will be issued to the Participant on the following date after the date of the qualified initial placement offer.

•    Six (6) months following the qualified initial placement offer: 33%

•    Eighteen (18) months following the qualified initial placement offer: 33%

•    Thirty (30) months following the qualified initial placement offer: 34%

For the purposes of this RSU, the term “qualified initial placement offer” shall mean: the closing of an underwritten public offering (i) pursuant to an effective registration statement under the U.S. Securities Act of 1933; or (ii) on the basis of an approved prospectus and/or pursuant to a valid registration, qualification or filing under applicable law of another jurisdiction, in each case of the Shares or other equity securities of the Company.

So long as Participant has satisfied all or a portion of the Service Criterion before Participant’s termination of Service, Participant or Participant’s heirs shall remain eligible to receive the RSU shares upon the occurrence of the Liquidity Event Criterion.

Expiration Date	If a Change of Control or qualified initial placement offer does not occur by the 10th anniversary of the Date of Grant, the RSU will be forfeited by Participant and Participant will not be issued any Shares under the RSU.

Capitalized terms not defined herein shall have the meaning as set forth in the Stock Incentive Plan.

By signing below, the Participant agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Participant as a result of such determination by the applicable tax authority. The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the RSUs.

By their signatures below, the Company and the Participant agree that the RSUs are governed by this Grant Notice and by the provisions of the Plan and the Restricted Stock Unit Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Restricted Stock Unit Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their terms and conditions.

SELLAS LIFE SCIENCES GROUP LTD	PARTICIPANT

By:
Signature
Its:
Date
Address:
Address

ATTACHMENTS: Stock Incentive Plan as amended to the Date of Grant; Restricted Stock Unit Agreement

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

SELLAS LIFE SCIENCES GROUP LTD

RESTRICTED STOCK UNIT AGREEMENT

SELLAS Life Sciences Group Ltd has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”) to which this Restricted Stock Unit Agreement (the “Agreement”) is attached a number of Restricted Stock Units (the “RSUs”) pursuant to the terms and conditions set forth in the Grant Notice and this Agreement. The RSUs have been granted pursuant to the SELLAS Life Sciences Group Ltd Stock Incentive Plan #1 (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with the terms and conditions of, the Grant Notice, this Agreement and the Plan, (b) accepts the RSUs subject to all of the terms and conditions of the Grant Notice, this Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Agreement or the Plan.

1. DEFINITIONS AND CONSTRUCTION.

1.1 Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2. ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, this Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the RSUs shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the RSUs, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the RSUs or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the RSUs. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

3. VESTING.

Subject to the limitations contained herein, the RSUs shall vest as provided in the Grant Notice.

4. DIVIDENDS.

The Participant shall not receive any payment or other adjustment in the number of RSUs for dividends or other distributions that may be made in respect of the Shares to which the RSUs relate.

5. DISTRIBUTION OF SHARES.

In the event that the Company determines that the Participant is subject to its policy regarding insider trading of the Company’s shares and any Shares subject to the RSUs are scheduled to be delivered on a day (the “Original Distribution Date”) that does not occur during an applicable “window period,” as determined by the Company in accordance with such policy, then such Shares shall not be delivered on such Original Distribution Date and shall instead be delivered as soon as practicable within the next applicable “window period” pursuant to such policy.

6. NUMBER OF SHARES.

The number of RSU shares may be adjusted from time to time for capitalization adjustments, as provided in Section 4.2 of the Plan.

7. SECURITIES LAW COMPLIANCE.

The Participant may not be issued any Shares pursuant to the RSUs unless the Shares are either (i) then registered under the Applicable Laws or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Applicable Laws.

8. EXECUTION OF DOCUMENTS.

The Participant hereby acknowledges and agrees that the manner selected by the Company to indicate the Participant’s consent to the Grant Notice is also deemed to be execution of the Grant Notice and of this Agreement. The Participant further agree that such manner of indicating consent may be relied upon as the Participant’s signature for establishing execution of any documents to be executed in the future in connection with the RSUs. This Agreement shall be deemed to be signed by the Company and the Participant upon the respective signing by the Company and the Participant of the Grant Notice to which it is attached.

9. RSUS NOT A SERVICE CONTRACT.

The RSUs are not an employment or service contract, and nothing in the RSUs shall be deemed to create in any way whatsoever any obligation on the Participant to continue in the service of the Company or Participating Company, or on the part of the Company or Participating Company to continue such service. In addition, nothing in the RSUs shall obligate the Company or Participating Companies, their respective shareholders, boards of directors, Officers or Employees to continue any relationship that the Participant might have as an Employee, Director or Consultant for the Company or Participating Company.

10. UNSECURED OBLIGATION.

The RSUs are unfunded, and as a holder of vested number of RSUs, the Participant shall be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue Shares pursuant to Section 5 of this Agreement.

11. TAX WITHHOLDING.

11.1 In General. At the time this Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the tax withholding obligations of the Company, if any, which arise in connection with the grant or vesting of the RSUs or the issuance of Shares in settlement thereof. The Company shall have no obligation to deliver Shares until the tax obligations of the Company have been satisfied by the Participant.

11.2 Withholding in Securities. The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the tax obligations by deducting from the Shares otherwise deliverable to the Participant in settlement of the RSUs a number of Shares having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the amount of such tax obligations determined by the applicable withholding rates. In the event that the Company determines that the tax obligations will not be satisfied by the method described above, the Participant authorizes the designated plan administrator or any successor plan administrator, to sell a number of Shares otherwise deliverable to the Participant in settlement of the RSUs, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional Shares, as necessary to account for rounding and market fluctuation, and to pay such tax withholding amounts to the Company. The Shares may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price. Any adverse consequences to the Participant resulting from the procedure permitted under this Section 11.2, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

11.3 Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of participation in the Plan. The Participant hereby represents that the Participant has consulted with tax consultants in connection with the Award and that the Participant is not relying on the Company for any tax advice.

11.4 Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the settlement of the RSUs. Except as provided by the preceding sentence, a certificate for the shares pursuant to the RSUs shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

12. NON TRANSFERABILITY OF THE RSUS.

The RSUs and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner otherwise than by will or by the laws of descent or distribution, shall not be subject to sale under execution, attachment, levy or similar process and may be exercised during the lifetime of the Participant only by the Participant. The terms of the Plan and the Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

13. RIGHTS AS A SHAREHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

The Participant shall have no rights as a shareholder with respect to any Shares related to the RSUs until the date of issuance of the Shares pursuant to the RSUs (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued, except as otherwise provided by the Board. If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term. Nothing in this Agreement shall confer upon the Participant any right to continue in the Service of a Participating Company or interfere in any way with any right of the Participating Company Group to terminate the Participant’s Service as a Director, an Employee or Consultant, as the case may be, at any time.

14. MISCELLANEOUS PROVISIONS.

14.1 Termination or Amendment. The Board may terminate or amend the Plan or the RSUs at any time.

14.2 Further Instruments. The parties hereto agree to execute such further instruments (including, but not limited to, a joinder to the Shareholders Rights Agreement referred to in Section 14.3 of the Plan) and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

14.3 Binding Effect. Subject to the restrictions on transfer set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

14.4 Integrated Agreement. The Grant Notice, this Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating

Company referring to the RSUs, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, this Agreement and the Plan shall survive any vesting of the RSUs and shall remain in full force and effect.

14.5 Applicable Law. This Agreement shall be governed by the laws of the United States of America.

14.6 Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.